UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2006

ACNB Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

16 Lincoln Square, Gettysburg PA		17325
(Address of principal executive offices)		(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 8.01             Other Events

Effective December 31, 2006, David W. Cathell, Principal Financial Officer of ACNB Corporation and Adams County National Bank since March 21, 2006, was named Senior Vice President and Chief Financial Officer of ACNB Corporation and Senior Vice President, Cashier and Chief Financial Officer of Adams County National Bank.  This change in title was approved by the Board of Directors on December 19, 2006, and announced within the organization on December 28, 2006.

ITEM 9.01             Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: January 3, 2007	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President,
Secretary & Treasurer